EXHIBIT 10.45

                             AMGEN INC.

                           FIRST AMENDMENT
                         TO CREDIT AGREEMENT


          This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of December 12, 1996 and entered into by and among Amgen Inc., a Delaware corporation (the "Company"), each of the subsidiaries of the Company signatory to the Credit Agreement referred to below (together with the Company, the "Borrowers"), Swiss Bank Corporation, San Francisco Branch and Citicorp USA, Inc., as Co-Documentation Agents, and each other financial institution signatory to the Credit Agreement referred to below (collectively, the "Banks"), Swiss Bank Corporation, New York Branch and ABN AMRO Bank N.V., Los Angeles International Branch, as Issuing Banks, and Swiss Bank Corporation, New York Branch, as Administrative Agent. This Amendment amends the Credit Agreement dated as of June 23, 1995 (the "Credit Agreement") by and among the Borrowers, the Banks, the Issuing Banks and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

          WHEREAS, the parties hereto wish to amend the Credit Agreement to revise the definition of Applicable Percentage as set forth herein.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Article 1

AMENDMENTS TO THE CREDIT AGREEMENT

          1.1  Amendments to Section 1.1:  Defined Terms.

               (a) The definition of "Applicable Percentage" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          "'Applicable Percentage' means, with respect to Eurodollar Rate Loans, the Commitment Fee and the LC Reimbursement Fee, the per annum percentage corresponding to the tier for the Company's Ratings as specified in the following table:

                        Rate Spread and Fees

                          Tier I   Tier II  Tier III  Tier IV

                          AA- and  A- and   BBB and   BBB- or
                          Aa3 or    A3 or   Baa2 or     Baa3
                          better   better    better

 Eurodollar Rate Spread   .200%    .250%    .375%     .550%
 Commitment Fee           .070%    .080%    .130%     .175%
 LC Reimbursement Fee     .200%    .250%    .375%     .550%


          Ratings indicated are the Company's senior unsecured long-term debt ratings by Standard & Poor's Ratings Group and Moody's Investors Service, Inc., respectively."

          1.2 Notice Addresses. For all purposes of the Credit Agreement (including Section 13.6 thereof), the addresses and other contact information of the parties thereto shall be as set forth on the signature pages hereof.

                              Article 2

                     EFFECTIVENESS OF AMENDMENT

          This Amendment shall become effective as of December 12, 1996 (the "First Amendment Effective Date"), upon the receipt by the Administrative Agent, on behalf of the Banks, of all of the following, each in form and substance satisfactory to the Administrative Agent:

          2.1 Signature and Incumbency Certificates. Signature and incumbency certificates of the officers of each Borrower executing and delivering this Amendment.

          2.2 Signature Pages. A counterpart signature page hereof executed by a duly authorized officer of each party listed on the signature pages hereof.

                              Article 3

                   REPRESENTATIONS AND WARRANTIES

          In order to induce the Banks, the Issuing Banks and the Administrative Agent to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Borrower represents and warrants to each Bank that the following statements are true, correct and complete:

          3.1 Corporate Power and Authority. Such Borrower has all requisite corporate power and authority to execute and deliver this Amendment and to perform its Obligations under the Credit Agreement as amended by this Amendment (the "Amended Agreement").

          3.2  Authorization;  No  Conflict,  etc.    The  execution,
delivery and performance of this Amendment by such Borrower have been duly authorized by all necessary corporate action, and do not:

          (a)  Require  any  consent   or  approval  not   heretofore
     obtained of any partner, director, stockholder, security holder or creditor of such Borrower;

          (b) Result in or require the creation or imposition of any Lien upon or with respect to any Property now owned or leased or hereafter acquired by such Borrower;

          (c) Violate, to the best knowledge of such Borrower, any Requirement of Law applicable to such Borrower;

          (d) Result (or, with the giving of notice or passage of time or both, would result) in a breach of or default under, or cause or permit the acceleration of any obligation owed under any Contractual Obligation to which such Borrower is a party or by which such Borrower or any of its Property is bound or affected;

except where failure to receive such consent or approval or creation of such Lien or violation of, or default under, any such Requirement of Law or Contractual Obligation would not constitute a Material Adverse Effect.

          3.3 Governmental Consents. Subject to the representation of the Banks contained in Section 13.8 of the Agreement, which representation is hereby remade by the Banks, no authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Agency is required to authorize or permit under applicable Laws the execution, delivery and performance of this Amendment by such Borrower.

          3.4 Binding Obligation. The Amendment Agreement will, when this Amendment is executed and delivered by such Borrower, constitute the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

          3.5 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in
Article 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          3.6 Absence of Default. No event has occurred and is continuing (or will result from the consummation of the transactions contemplated by this Amendment) that is a Default or Event of Default.

                              Article 4

                            MISCELLANEOUS

          4.1 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

               (a) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

               (b) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (c) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, any Bank or any Issuing Bank under, the Credit Agreement or any of the other Loan Documents.

          4.2 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          4.3 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          4.4 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                         THE COMPANY:

                         AMGEN INC.

                         By:       /s/ Kathryn E. Falberg
                         Title:    Vice President, Treasurer

                         Address:
                         Amgen Inc.
                         Amgen Center
                         1840 DeHavilland Drive
                         Thousand Oaks, California  91320-1789

                         Attn:     Treasurer
                         cc:       Secretary

                         Telecopier: (805) 499-8011
                         Telephone:  (805) 447-1000


                         BORROWING SUBSIDIARY:

                         AMGEN MANUFACTURING, INC.

                         By:       /s/ Katherine E. Falberg
                         Title:    Vice President, Treasurer

                         Address:
                         Amgen Inc.
                         Amgen Center
                         1840 DeHavilland Drive
                         Thousand Oaks, California  91320-1789

                         Attn:     Treasurer
                         cc:       Secretary

                         Telecopier:  (805) 499-8011
                         Telephone:   (805) 447-1000

                         THE ADMINISTRATIVE AGENT AND
                         CO-DOCUMENTATION AGENT:

                         SWISS BANK CORPORATION,
                         NEW YORK BRANCH

                         By:       /s/ James J. Diaz
                         Title:    Director
                                   Banking Finance Support, N.A.

                         By:       /s/ Thomas Eggenschwiler
                         Title:    Executive Director
                                   Credit Risk Management

                         Address:
                         222 Broadway
                         New York, New York  10038

                         Attn:  Banking Finance Support

                         Telecopier:  (212) 574-3888
                         Telephone:   (212) 574-3043


                         THE ISSUING BANKS:

                         SWISS BANK CORPORATION,
                         NEW YORK BRANCH

                         By:       /s/ James J. Diaz
                         Title:    Director
                                   Banking Finance Support, N.A.

                         By:       /s/ Thomas Eggenschwiler
                         Title:    Executive Director
                                   Credit Risk Management

                         Address:
                         Swiss Bank Tower
                         10 East 50th Street
                         New York, New York  10022

                         Attn:  Letter of Credit Department

                         Telecopier:  (212) 574-4634
                         Telephone:   (212) 574-4643

                         ABN AMRO BANK N.V., LOS ANGELES
                         INTERNATIONAL BRANCH

                         By:       /s/ Ellen M. Coleman
                         Title:    Vice President/Director

                         By:       /s/ Paul K. Stimpfl
                                   Vice President/Director

                         Address:
                         300 South Grand Avenue
                         Suite 1115
                         Los Angeles, California  90071

                         Attn:  Letter of Credit Department

                         Telecopier:  (213) 687-2061
                         Telephone:   (213) 687-2306


                         THE CO-DOCUMENTATION AGENT:

                         CITICORP USA, INC.

                         By:       /s/ Marjorie Futornick
                         Title:    Vice President

                         Address:
                         725 South Figueroa Street
                         Los Angeles, California  90017

                         Attn:  Deborah Ironson/Banker

                         Telecopier:  (213) 623-3592
                         Telephone:   (213) 239-1424

                         THE BANKS:

                         SWISS BANK CORPORATION,
                         SAN FRANCISCO BRANCH

                         By:       /s/ Hans-Ueli Surber
                         Title:    Executive Director
                                   Merchant Banking

                         By:       /s/ Nang S. Peechaphand
                         Title:    Associate Director
                                   Accounting

                         Address:
                         101 California Street
                         Suite 1700
                         San Francisco, California  94111

                         Attn:  Hans-Ueli Surber

                         Telecopier:  (213) 989-7570
                         Telephone:   (213) 774-3336


                         CITICORP USA, INC.

                         By:       /s/ Marjorie Futornick
                         Title:    Vice President

                         Address:
                         725 South Figueroa Street
                         Los Angeles, California  90017

                         Attn:  Deborah Ironson/Banker
                         Telecopier:  (213) 623-3592
                         Telephone:   (213) 239-1424

                         ABN AMRO BANK N.V., LOS ANGELES
                         INTERNATIONAL BRANCH

                         By:       /s/ Ellen M. Coleman
                         Title:    Vice President/Director

                         By:       /s/ Paul K. Stimpfl
                         Title:    Vice President/Director

                         Address:
                         300 South Grand Avenue
                         Suite 1115
                         Los Angeles, California  90071

                         Attn:  Ellen Coleman, John Miller

                         Telecopier:  (213) 687-2061
                         Telephone:   (213) 687-2306


                         BANCA COMMERCIALE ITALIANA,
                         LOS ANGELES FOREIGN BRANCH

                         By:       /s/ E. Bombieri
                         Title:    Vice President and Manager

                         By:       /s/ J. Wityak
                         Title:    Vice President

                         Address:
                         555 South Flower Street
                         43rd Floor
                         Los Angeles, California  90071

                         Attn:  Jack Wityak

                         Telecopier:  (213) 624-0457
                         Telephone:   (213) 624-0440


                         BANK OF MONTREAL

                         By:       /s/ Beverly Blucher
                         Title:    Senior Vice President

                         Address:
                         601 South Figueroa Street
                         Los Angeles, California  90017

                         Attn:  Craig Ingram
                         Telecopier:  (213) 239-0680
                         Telephone:   (213) 239-0614

                         THE SANWA BANK, LIMITED,
                         LOS ANGELES BRANCH

                         By:       Gill Realon
                         Title:    Vice President

                         Address:
                         601 South Figueroa Street
                         5th Floor
                         Los Angeles, California  90017

                         Attn:  Gill Realon
                         U.S. Banking Department

                         Telecopier:(213) 623-4912
                         Telephone:(213) 896-7494

                         NATIONSBANK OF TEXAS, N.A.

                         By:       Chas A. McDonell
                         Title:    Vice President

                         Address:
                         444 South Flower Street
                         Suite 4100
                         Los Angeles, California  90071

                         Attn:  Michael Shea

                         Telecopier:  (213) 624-5815
                         Telephone:   (213) 236-4915

                         WELLS FARGO BANK, N.A.

                         By:       /s/ Guity Javid
                         Title:    Senior Vice President

                         By:       Edith R. Lim
                         Title:    Vice President

                         Address:
                         707 Wilshire Boulevard MAC2818-163
                         Los Angeles, California  90071

                         Attn:  Guity Javid/Edith Lim

                         Telecopier:  (213) 614-2569
                         Telephone:   (213) 614-3572/5686